Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 21, 2015, is among SunCoke Energy Partners, L.P., a Delaware limited partnership (the “MLP”), the other Borrowers signatories hereto (together with the MLP, each a “Borrower” and collectively, the “Borrowers”), the several banks and other financial institutions or entities signatories hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of January 24, 2013, as amended by Amendment No. 1, dated as of August 28, 2013 and by Amendment No. 2, dated as of May 9, 2014 (as so amended and as otherwise amended, supplemented or modified prior to the date hereof, the “Credit Agreement”).

B. The Borrowers have requested that the Credit Agreement be amended in the manner set forth herein.

C. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrowers, the Administrative Agent and the Revolving Lenders agree as follows:

Section 1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is amended, effective as of the Third Amendment Effective Date (as defined below), as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetic order:

““Amendment No. 3 Effective Date” means April 21, 2015.”

(b) Section 2.16(f)(iii) of the Credit Agreement is hereby amended by adding the following sentence at the end of such clause (iii):

“For purposes of determining withholding Taxes imposed under FATCA, from and after Amendment No. 3 Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

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(c) Section 7.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive Fiscal Quarters, commencing with the Fiscal Quarter ending March 31, 2015 and for every Fiscal Quarter thereafter, to exceed 4.50 to 1.00; provided, however, that during a Specified Acquisition Period, the Consolidated Leverage Ratio shall not exceed during the period commencing with the Fiscal Quarter ending March 31, 2015 and for every Fiscal Quarter thereafter, 5.00 to 1.00.”

Section 3. Fees. On the Third Amendment Effective Date the Borrowers shall pay the following fees to the Administrative Agent for the account of each Lender that consents to and executes this Amendment on or prior to the Third Amendment Effective Date a fee equal to 0.10% of the amount of its Revolving Commitment in effect immediately prior to the occurrence of the Third Amendment Effective Date.

Section 4. Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received:

i. an original counterpart of this Amendment, duly executed by each Borrower, the Administrative Agent and the Majority Revolving Lenders; and

ii. a certificate signed by a Responsible Officer of each Borrower certifying that (A) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date (except to the extent (x) any such representations and warranties relate, by their terms, to a specific date, in which case such representations and warranties shall be true and correct in all material respects on and as of such specific date and (y) any such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) and (B) no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date; and

(b) the Borrowers shall have paid (i) the fees referred to in Section 3 of this Amendment and (ii) all fees, charges and disbursements of counsel to the Administrative Agent and the Arranger to the extent invoiced at least one (1) day prior to the Third Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the date upon which the Amendment shall be effective (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Third Amendment Effective Date”; provided that the Amendment shall not be effective if the conditions referred to herein are not satisfied (or waived) within 60 days of the date that the Amendment is duly executed by each Borrower, the Administrative Agent and each Revolving Lender.

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Section 5. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a) Each Borrower has the corporate, partnership or limited liability company power and authority to make, deliver and perform this Amendment.

(b) Each Borrower has taken all necessary corporate, partnership or limited liability company action to authorize the execution, delivery and performance of this Amendment.

(c) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d) This Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) The execution, delivery and performance of this Amendment will not (a) violate any Requirement of Law or any Contractual Obligation of any Group Member, except where any such violation would not reasonably be expected to result in a Material Adverse Effect, or (b) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents), except where any such creation or imposition of any such Lien would not reasonably be expected to have a Material Adverse Effect.

(f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(g) Since December 31, 2014, there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

Section 6. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by each Borrower and the other Loan Parties. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Borrower or the other Loan Parties that would require the waiver or consent of the Administrative Agent or the Lenders.

Section 7. Effect of Amendment. On and after the Third Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference

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to the Credit Agreement, as amended by this Amendment. On and after the Third Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Third Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this Amendment.

Section 8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

Section 9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

Section 10. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

Section 11. Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.

Section 12. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

SUNCOKE ENERGY PARTNERS, L.P.
By:	SunCoke Energy Partners GP LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President and Chief Financial Officer

HAVERHILL COKE COMPANY LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President and Chief Financial Officer

MIDDLETOWN COKE COMPANY, LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President and Chief Financial Officer

HAVERHILL COGENERATION COMPANY LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President and Chief
Financial Officer

MIDDLETOWN COGENERATION COMPANY LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to

Amendment No. 3 to SXCP Credit Agreement

SUNCOKE LAKE TERMINAL LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President

SUNCOKE LOGISTICS LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President

MARIGOLD DOCK, INC.

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President

CEREDO LIQUID TERMINAL, LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President

KANAWHA RIVER TERMINALS, LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President

Signature Page to

Amendment No. 3 to SXCP Credit Agreement

GATEWAY ENERGY & COKE COMPANY, LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President

GATEWAY COGENERATION COMPANY, LLC

By:	/s/ FAY WEST
	Name:	Fay West
	Title:	Senior Vice President

Signature Page to

Amendment No. 3 to SXCP Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ PETER S. PREDUN
Name:	Peter S. Predun
Title:	Executive Director

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Amendment No. 3 to SXCP Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ JONATHAN M. PHILLIPS
Name:	Jonathan M. Phillips
Title:	Senior Vice President

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Amendment No. 3 to SXCP Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ LUKE SYME
Name:	Luke Syme
Title:	Assistant Vice President

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Amendment No. 3 to SXCP Credit Agreement

Citibank, N.A., as a Lender

By:	/s/ DAVID JAFFE
Name:	David Jaffe
Title:	Vice President

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Amendment No. 3 to SXCP Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ JAMES L. MOYES
Name:	James L. Moyes
Title:	Authorised Signatory

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Amendment No. 3 to SXCP Credit Agreement

Wells Fargo Bank,, N.A., as a Lender

By:	/s/ MICHAEL BROMFIELD
Name:	Michael Bromfield
Title:	Senior Vice President

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Amendment No. 3 to SXCP Credit Agreement

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ MIKHAIL FAYBUSOVICH
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ D. ANDREW MALETTA
Name:	D. Andrew Maletta
Title:	Authorized Signatory

Signature Page to

Amendment No. 3 to SXCP Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ JASON C. HEDRICK
Name:	Jason C. Hedrick
Title:	Authorized Signatory

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Amendment No. 3 to SXCP Credit Agreement

Goldman Sachs Bank USA, as a Lender

By:	/s/ JAMIE MINIERI
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to

Amendment No. 3 to SXCP Credit Agreement